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                                                                    EXHIBIT 23.1




            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration
Statements:


  Registration      Registration
    Number              Form            Description of Registration Statement
--------------------------------------------------------------------------------
  333-118997         Form S-8         DATATRAK International, Inc. Amended and
                                      Restated 1996 Key Employees and
                                      Consultants Stock Option Plan

  333-118998         Form S-8         DATATRAK International, Inc. Amended and
                                      Restated Outside Directors Stock Option
                                      Plan

   333-90699         Form S-8         DATATRAK International, Inc. Amended and
                                      Restated 1996 Directors Stock Option Plan

  333-127554         Form S-8         DATATRAK International, Inc. 2005 Omnibus
                                      Equity Plan

  333-121993         Form S-3         DATATRAK International, Inc. Common Stock

of our report dated February 13, 2006, with respect to the consolidated financial statements of DATATRAK International, Inc. and subsidiaries, and our report dated February 13, 2006 with respect to DATATRAK International, Inc. management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of DATATRAK International, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2005.



                                                ERNST & YOUNG LLP

Cleveland, Ohio
March 13, 2006